Filed Pursuant to Rule 497(c)
1933 Act File No. 333-141421
1940 Act File No. 811-22038

[BEAR STEARNS LOGO]

BEAR STEARNS CURRENT YIELD FUND

of

THE BEAR STEARNS ACTIVE ETF TRUST

        The Bear Stearns Current Yield Fund is an actively-managed exchange-traded fund. Shares of the Fund are listed for trading on the American Stock Exchange under the ticker symbol “YYY”.

        Unlike a mutual fund, the Bear Stearns Current Yield Fund sells and redeems its shares (Bear Stearns Current Yield Shares) only in large bundles of shares that each cost millions of dollars. Accordingly, the Fund expects that only large institutional investors will purchase and redeem Bear Stearns Current Yield Shares directly from the Fund. Investors who purchase individual Bear Stearns Current Yield Shares in the secondary market (the Fund cannot ensure such a market will develop) cannot purchase or redeem these shares directly from the Fund, and these shares may trade below, at or above the net asset value of the Fund.

Prospectus

Bear Stearns Active ETF Trust

March 10, 2008

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus — Bear Stearns Current Yield Fund

March 10, 2008

Table of Contents

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	1
PRINCIPAL RISK CONSIDERATIONS	7
FUND PERFORMANCE	9
FEES AND EXPENSES	10
CREATION AND REDEMPTION OF CREATION UNITS	11
BOOK ENTRY	14
MANAGEMENT	14
OTHER SERVICE PROVIDERS	15
SHAREHOLDER INFORMATION	16
FREQUENT TRADING	16
SERVICE AND DISTRIBUTION PLAN	16
DETERMINATION OF NET ASSET VALUE	17
INDICATIVE INTRA-DAY VALUE	18
DIVIDENDS AND DISTRIBUTIONS	18
TAXES	18
CODE OF ETHICS	19
FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS	19
OTHER INFORMATION	20
FINANCIAL HIGHLIGHTS	20

        No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated March 10, 2008 (which is incorporated by reference into this Prospectus and is legally a part of this Prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

Frequently Used Terms

Trust	Bear Stearns Active ETF Trust (f/k/a YYY Trust), a registered open-end investment company
Fund	Bear Stearns Current Yield Fund, an investment portfolio of the Trust
Bear Stearns Current Yield Shares	Shares of the Fund offered to investors
Advisor	Bear Stearns Asset Management, Inc., the investment advisor to the Fund
Distributor	ALPS Distributors, Inc., the distributor to the Fund
AMEX	American Stock Exchange LLC, the primary market on which Bear Stearns Current Yield Shares are listed for trading
Investment Company Act	Investment Company Act of 1940, as amended
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Secondary Market	A national securities exchange, national securities association or over-the-counter trading system where Bear Stearns Current Yield Shares may trade from time to time.
Securities Act	Securities Act of 1933, as amended

Exchange: American Stock Exchange LLC
Ticker: YYY
CUSIP: 98426R 100

        The Fund is an actively-managed exchange-traded fund. Unlike a mutual fund, the Fund sells and redeems Bear Stearns Current Yield Shares only in large bundles that each cost millions of dollars. So, the Fund expects that only large institutional investors will purchase and redeem Bear Stearns Current Yield Shares directly from the Fund. In turn, these large institutional investors will break up their bundles of Bear Stearns Current Yield Shares and offer and sell individual shares in the Secondary Market. The Fund cannot ensure that a Secondary Market in Bear Stearns Current Yield Shares will develop. Bear Stearns Current Yield Shares purchased in the Secondary Market may trade below, at or above the net asset value of the Fund.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

        The investment objective of the Fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. The Fund’s investment objective may be changed without shareholder approval upon 30 days’ written notice. The portfolio manager seeks to attain the Fund’s objective by investing primarily in short-term debt obligations, including U.S. government securities, bank obligations, corporate debt obligations, mortgage-backed and asset-backed securities, municipal obligations, foreign bank obligations (U.S. dollar denominated), foreign corporate debt obligations (U.S. dollar denominated), repurchase agreements and reverse repurchase agreements.

        The Fund provides investors with an alternative to direct investment in short-term debt obligations, which may involve the need to schedule maturities and reinvest, evaluate the credit of issuers, invest in round lots and safeguard the receipt and delivery of securities. The Fund is a convenient investment for diversifying a portfolio but is not itself a complete investment program. The Fund anticipates that it will be rated the highest rating for short-term investments by at least one of the nationally recognized statistical rating organizations, although there is no assurance the Fund will be so rated. The nationally recognized statistical rating organizations (each an “NRSRO”) are currently Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Fitch, Inc., Dominion Bond Rating Service Ltd., A.M. Best Company, Inc., Japan Credit Rating Agency, Ltd. and Rating and Investment Information, Inc.

        The Fund is not a “money market fund” relying on Rule 2a-7 of the Investment Company Act and is not subject to the requirements applicable to money market funds, nor is it an objective of the Fund to maintain a target share price as would be the case for a money market fund.

        An investment in the Fund is not a bank deposit, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund is not guaranteed to achieve its investment objective and an investment in the Fund could lose money.

        Unlike an “index fund” which seeks to achieve, as closely as practicable, the total return of the securities comprising a specified market index, the Fund is actively managed by its portfolio manager. In other words, the portfolio manager has the discretion to choose securities for the Fund’s portfolio consistent with the Fund’s investment objective. The portfolio manager’s discretion is subject to the limitations discussed below.

        When buying securities, the portfolio manager takes a “top-down” investment approach for sector allocations, reviewing the economic outlook and the direction in which inflation and interest rates are expected to move, and then takes a “bottom-up” investment approach using relative value analysis to select the best securities within each sector.

        When selling securities, the portfolio manager employs a self-discipline pursuant to which he sells or reduces a position as part of the “top-down” sector allocation process discussed above and/or sells or reduces a position when the “bottom-up” approach discussed above indicates the relative value of a security is deteriorating.

        The Fund will not invest in common stocks, preferred stocks, warrants or other equity securities. The Fund will not purchase securities on margin, except that the Fund may borrow money, including through reverse repurchase agreements, as described below. The Fund will not sell securities short or write put and call options, except that the Fund may invest in derivative instruments, as described below.

        The Fund’s investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, deferred, and auction rate features. The Fund’s portfolio will have an average dollar-weighted maturity of approximately 180 days, although the average may vary significantly from that period at times. The Advisor may vary the average dollar-weighted maturity in anticipation of a change in the interest rate environment, increasing the average when the Advisor believes interest rates are falling or decreasing the average when the Advisor believes interest rates are rising.

        The “average dollar-weighted maturity” of the Fund is the average of all the current maturities (that is, the term of the securities) of the individual securities in the Fund’s portfolio weighted by the market value of each security. Average dollar-weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Generally, the longer the average dollar-weighted maturity may be, the greater the fluctuation in share price will be. Mortgage-related and asset-backed securities are subject to prepayment of principal, which can shorten the average dollar-weighted maturity of the Fund’s investments. Therefore, for purposes of calculating the average dollar-weighted maturity of the Fund, fixed rate mortgage-backed securities and other asset-backed securities will be deemed to have a maturity equal to their dollar-weighted average life. The “dollar-weighted average life” of mortgage-backed securities and other asset-backed securities is the average number of years for which each dollar of unpaid principal on an underlying loan remains outstanding given certain prepayment assumptions. Prepayment assumptions are subjective assessments of the likelihood of prepayment based upon various factors including current interest rates, rates on the underlying instruments and prepayments of similar types of instruments. The Advisor determines the dollar-weighted average life of the mortgage-backed securities and other asset-backed securities held by the Fund.

        Because variable or floating rate securities have interest rates that are reset periodically, for purposes of determining interest rate risk, these securities are functionally equivalent to an investment that matures at the next reset date. Therefore, for purposes of calculating the average dollar-weighted maturity, variable or floating rate securities of all types are deemed to have a maturity equal to the period remaining until the next interest rate adjustment. This period will not exceed 12 months.

        The Fund may invest in securities of any maturity, provided that no fixed rate security in which the Fund invests (other than fixed rate mortgage-backed securities and other asset-backed securities) will have a stated maturity in excess of three years. Fixed rate mortgage-backed securities and other asset-backed securities in which the Fund invests may have a stated maturity in excess of three years (these securities may have maturities of up to 50 years), but they will not have an expected dollar-weighted average life in excess of three years. Variable or floating rate securities in which the Fund invests (other than variable or floating rate municipal securities, mortgage-backed securities and other asset-backed securities) will not have a stated maturity in excess of five years. Variable or floating rate mortgage-backed securities and other asset-backed securities in which the Fund invests may have a stated maturity in excess of five years (these securities may have maturities of up to 50 years), but they will not have an expected dollar-weighted average life in excess of five years.

        The Fund will not concentrate 25% or more of the value of its total assets in any one industry, as that term is used in the Investment Company Act, except that this restriction does not apply to obligations issued by the U.S. government, its agencies and instrumentalities or government-sponsored enterprises. In addition, for diversification purposes, with respect to 75% of the Fund’s total assets, the Fund will not purchase the securities of any one issuer (other than cash, other investment companies and securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or government-sponsored enterprises), if immediately after such purchase (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For purposes of the Fund’s diversification limitations, repurchase agreements related to U.S. government securities that are fully collateralized and otherwise satisfy the requirements of Rule 5b-3 under the Investment Company Act are considered U.S. government securities.

        U.S. Government Securities. For purposes of the Investment Company Act, a U.S. government security is any security issued or guaranteed as to principal or interest by the U.S., and it includes a security issued by one of the government agencies or government-sponsored enterprises identified below. U.S. government agency securities are securities issued by branches of the government which may or may not be not guaranteed by the full faith and credit of the U.S. government. Examples of federal agencies include the Tennessee Valley Authority (“TVA”), Export Import Bank (“Ex-Im Bank”) and Government National Mortgage Association (“Ginnie Mae”). Government-sponsored enterprises (“GSE”) are private or public corporations established by the government but which are not agencies of the government. GSEs include the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Association (“Freddie Mac”), the Federal Home Loan Banks and various farm credit authorities. Obligations of certain agencies and GSEs, such as Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Ex-Im Bank, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others, such as those of Freddie Mac and the Federal Home Loan Banks, are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

        Direct obligations of the U.S. Treasury include treasury bills, treasury notes and treasury bonds. The Fund may invest in Treasury Inflation Protected Securities (TIPS), which are issued by the U.S. government and are designed to protect investors from inflation. The Fund also may invest in certain interests in U.S. government securities, such as U.S. Treasury STRIPS. U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. While investments in treasury bills and interest and principal components of other direct obligations of the U.S. Treasury do not provide current income, they may increase in value over time which is consistent with the Fund’s secondary investment objective to preserve capital.

        Bank Obligations. The Fund is authorized to invest in obligations of commercial banks, savings banks, savings and loan associations or other depository institutions. These include certificates of deposit, banker’s acceptances, letters of credit, commercial paper and time deposits. Within this asset class, the Fund invests primarily in obligations of U.S. banking institutions.

        The Fund may invest in obligations of foreign branches or subsidiaries of U.S. banks (“Eurodollar Banking Obligations”), provided that such investments are general obligations of the U.S. parent bank. The Fund also may invest in obligations of foreign banks or subsidiaries of foreign banks issued in the U.S. (“Yankeedollar Banking Obligations”). Eurodollar and Yankeedollar Banking Obligations in which the Fund may invest include notes, debentures, commercial paper and certificates of deposit.

        Since the Fund may contain Eurodollar and Yankeedollar Banking Obligations, the Fund may be subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in debt obligations of the U.S. and domestic issuers, although such obligations may be higher yielding than securities of the U.S. and domestic issuers.

        U.S. Corporate Debt Obligations. The Fund may invest in debt obligations issued by U.S. businesses. These include investment-grade notes, bonds, debentures and commercial paper. The Fund may also purchase interests in loans made to companies by U.S. banks.

        Foreign Corporate Debt Obligations. The Fund may invest in foreign corporate debt obligations. The foreign corporate debt obligations in which the Fund may invest include investment-grade notes, bonds, debentures and commercial paper.

        Specifically, the Fund may invest in U.S. dollar-denominated corporate debt obligations of foreign companies located in the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia, Spain, Australia and Canada. The Fund also may invest in U.S. dollar denominated sovereign debt obligations of developed countries, provided they meet the minimum ratings criteria for domestic corporate debt obligations; and in the debt obligations of supranational agencies, provided they meet the ratings criteria for domestic corporate debt obligations. The Fund may only purchase domestic corporate debt obligations that are rated at the time of purchase in one of the three highest long-term rating categories by at least two NRSROs, or, if unrated, the Advisor must have determined that the securities are of a comparable quality (for example, an S&P rating of “AAA,” “AA” or “A”; or a Moody’s rating of “Aaa,” “Aa” or “A”). Supranational entities include international organizations designated or supported by governmental entities to promote reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

        In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Interest on foreign debt obligations may be subject to foreign withholding taxes which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in foreign debt obligations.

        Mortgage-Backed and Asset-Backed Securities. The Fund may invest in residential and commercial mortgage-backed securities as well as other asset-backed securities that are secured or backed by automobile loans, installment sale contracts, credit card receivables, mortgages or other assets (“Asset-Backed Collateral”) and are issued by Ginnie Mae, Fannie Mae, the Federal Home Loan Mortgage Corporation, commercial banks, trusts, special purpose entities, finance companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in specific Asset-Backed Collateral in which periodic payments of interest on and/or principal of the Asset-Backed Collateral are made, thus, in effect, passing through periodic payments made by the individual borrowers on the Asset-Basked Collateral underlying those securities, net of any fees paid to the servicer, any third party credit enhancement provider or any guarantor of the securities. Mortgage-backed securities are typically issued in separate tranches that are secured by the same pool of Asset-Backed Collateral but vary with respect to risk and yield because of payment priority of one tranche over another. As a result of these various priorities, different tranches of mortgage-backed securities may be assigned different ratings by NRSROs if and to the extent that they are rated. The Fund will invest only in those mortgage-backed and other asset-backed securities that are agency guaranteed or are rated at the time of purchase in one of the two highest long-term ratings categories by at least one NRSRO. Although the Asset-Backed Collateral underlying securities purchased by the Fund may include sub-prime mortgage loans or non-traditional mortgage loans, the particular securities purchased by the Fund will be rated in one of the two highest long-term rating categories due to their priority of payment over other tranches supported by the same Asset-Backed Collateral pool. NRSROs have recently downgraded their ratings of various mortgage-backed securities due to changes in default assumptions. Securities in lower tranches may have a significantly higher likelihood of being downgraded than the most senior tranches of these securities.

        U.S. Municipal Obligations. The Fund may invest in municipal obligations. Municipal obligations include debt obligations issued to obtain funds for public purposes, including construction of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit.

        Repurchase Agreements (Lending). The Fund may enter into repurchase agreements with financial institutions deemed by the portfolio manager to be creditworthy under criteria established by the Board of Trustees. A repurchase agreement is a short-term investment in which the Fund purchases a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually overnight. This results in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. For purposes of the Investment Company Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement. The aggregate value of all of the Fund’s repurchase agreements may not exceed 33 1/3% of the value of the Fund’s total assets.

        As discussed below, the Fund may not invest more than 15% of its net assets in illiquid securities. A repurchase agreement maturing in more than seven days is considered an illiquid security.

        Reverse Repurchase Agreements (Borrowing). The Fund may borrow money to the extent permitted by the Investment Company Act, including through reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. government or other liquid securities that have a value equal to the repurchase price. The aggregate value of all of the Fund’s reverse repurchase agreements may not exceed 33 1/3% of the value of the Fund’s total assets.

        As discussed below, the Fund may not invest more than 15% of its net assets in illiquid securities. Reverse repurchase agreements maturing in more than seven days are considered illiquid.

        Illiquid Securities. The Fund may invest in illiquid securities which are securities for which there is no active trading market, including “restricted securities” under the Securities Act. The Fund may not invest more than 15% of its net assets in illiquid securities at any time. Securities issued pursuant to Rule 144A of the Securities Act will be considered liquid, and will not be subject to the 15% investment limitation, if determined to be liquid by the Advisor under procedures adopted by the Board of Trustees.

        Derivatives. The Fund may invest in various derivative instruments. A derivative is a financial instrument, the value of which is based on — or “derived from” — the values of other assets, reference rates or indices. The types of derivatives in which the Fund may invest include forward contracts, future contracts, options and swaps, including options on futures and swaps in each case relating to interest rates or fixed income securities. From time to time, the Fund may use derivatives for hedging or speculation. Hedging purposes include risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to debt securities or other investments, and other purposes. The use of derivatives for both hedging and speculative purposes involves a risk of loss or depreciation possibly greater than that associated with investing directly in the underlying assets because many transactions in derivative instruments involve leverage.

        Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

        Securities Ratings. The debt securities that the Fund purchases must have the following ratings, or, if unrated, the Advisor must have determined that the securities are of a comparable quality:

•	Short-term municipal obligations purchased by the Fund must be rated at the time of purchase in the highest rating category by at least one NRSRO (for example, an S&P rating of “A-1” or a Moody’s rating of “MIG-1” or, in the case of variable-rate demand obligations, “VMIG-1”).

•	Domestic corporate debt obligations purchased by the Fund must be rated at the time of purchase in one of the three highest long-term rating categories by at least two NRSROs (for example, an S&P rating of “AAA,” “AA” or “A”; or a Moody’s rating of “Aaa,” “Aa” or “A”). Foreign corporate debt obligations purchased by the Fund must have the same rating as comparable domestic corporate debt obligations.

•	Mortgage-backed and asset-backed securities purchased by the Fund must be agency guaranteed or rated at the time of purchase in one of the two highest long-term rating categories by at least one NRSRO (for example, an S&P rating of “AA-“or higher or a Moody’s rating of “Aa3” or higher).

        A security will be deemed to satisfy the Fund’s minimum rating requirement regardless of its relative rating (for example, “+” or “-”) within a major rating category. If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, then the Fund will not be required to dispose of the security. If and when such a downgrade occurs, however, the portfolio manager will determine what action, including sale of the security, is in the best interest of the Fund and its shareholders and will act on that determination.

PRINCIPAL RISK CONSIDERATIONS

        The Fund is subject to risks; the principal risks that may impact the Fund are described below. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Although the Fund seeks to preserve capital, as with any investment an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

General Risks

        Bear Stearns Current Yield Shares Not Insured or Guaranteed by any Government Agency. An investment in the Fund is not a bank deposit nor is it insured or guaranteed by the FDIC or any other government agency.

        The Fund is Actively Managed. There is no market history for actively-managed exchange-traded funds, and it is not known how well the Fund will perform in the market place. To date, exchange-traded funds have attempted to replicate or track an index. With the Fund, there is no index that the Fund attempts to replicate or track. Instead, the portfolio manager has discretion to select the Fund’s investments. This means that the Advisor’s management of the Fund affects the Fund’s performance, and the Fund might lose money if the portfolio manager is not able to meet the Fund’s investment objectives.

        Bear Stearns Current Yield Shares are not Individually Redeemable. Bear Stearns Current Yield Shares may be redeemed by the Fund only in large blocks known as “Creation Units” which are expected to be worth several million dollars each. The Trust may not redeem Bear Stearns Current Yield Shares in fractional Creation Units. Only certain large institutions that enter into agreements with the Distributor are authorized to transact in Creation Units with the Fund. These entities are referred to as “Authorized Participants.” All other persons or entities transacting in Bear Stearns Current Yield Shares must do so in the Secondary Market.

        Bear Stearns Current Yield Shares May Trade at a Discount. The market prices of Bear Stearns Current Yield Shares in the Secondary Market could be influenced by changes in NAV, in the Indicative Intra-Day Value (“IIV”) which is an approximate per-share value based on the Fund’s portfolio, and in supply and demand in the Secondary Market. Thus, Bear Stearns Current Yield Shares may trade below, at or above their NAV and IIV. For more information about the fluctuation of NAV and IIV, see the section of this Prospectus entitled “Specific Trading Risks — Fluctuation of NAV and Indicative Intra-Day Value.”

        Interest Rate Risk. One of the principal risk factors associated with an investment in the Fund is the risk of fluctuations in short-term interest rates. If interest rates rise, then the value of the Fund’s portfolio is expected to decrease. Conversely, if interest rates decline, then the value of the Fund’s portfolio is expected to increase. However, when interest rates are declining, the value of mortgage-backed securities and other asset-backed securities that permit prepayment may not increase as much as other fixed income securities that do not permit prepayment without penalty. Consequently, when you sell or redeem your Bear Stearns Current Yield Shares, they could be worth more or less than what you paid for them.

        Credit Risk. Another principal risk factor associated with an investment in the Fund is the risk of default by one or more of the issuers of securities that comprise the Fund’s portfolio or in the case of asset-backed securities the risk of default by one or more of the payors on the underlying loans. In periods of rising interest rates, the risk of default may increase if the securities or underlying obligations are variable rate instruments. Also, even during periods of falling interest rates, rates on underlying obligations may rise dramatically as a result of the expiration of low rate incentives given to individuals. With respect to asset-backed securities, the possibility of default in the underlying obligations may also make it difficult to accurately price the security for purposes of the NAV calculation or IIV calculation.

        Volatility Risk. The Fund may invest in mortgage-backed and asset-backed securities, including those backed by sub-prime loans. In the past year, the market for these loans has experienced significant volatility, and prices for fixed income securities, while normally quite stable, have experienced a higher than normal degree of volatility due to perceived credit risk and resultant sharp decrease in liquidity. Even though the Fund invests in asset-backed securities that are agency guaranteed or are rated by S&P AA- or higher or by Moody’s Aa3 or higher, there can be no assurance that this type of volatility would not adversely affect the price of the Fund’s shares.

        Prepayment Risk. The issuers of bonds or other debt securities may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower-than-expected rate, thereby increasing the average life of the security and making the security more sensitive to interest rate changes. However, mortgage-backed securities and other asset-backed securities are also sensitive to changes in redemption patterns. This may result in such securities being subject to increased rates of prepayment not only in a declining interest rate environment, but also in a stable or rising interest rate environment. In the latter case, prepayment may increase due to the ability of obligors on subprime financial assets underlying the securities to improve their credit ratings and refinance their obligations in order to benefit from reduced interest rate costs.

        The Fund is not a “Money Market Fund” nor is it Subject to Certain Rules Regulating Money Market Funds. The Investment Company Act contains specific legal requirements for money market funds that include restrictions on the type of securities that money market funds may include in their portfolios, diversification of holdings, and the overall composition of their portfolios. The Fund is not required by law to comply with such rules, and it is not an objective of the Fund to maintain a target share price as would be the case for a money market fund.

        Asset Class Risk. The returns from the Fund’s investments may underperform returns from other short-term investments or different asset classes.

        Credit Rating Risk. The Fund will consider a debt security’s NRSRO ratings when making investment decisions. The ratings of an NRSRO, however, represent only that NRSRO’s opinion as to the quality of the debt securities it rates and such ratings are not absolute standards or guarantees of the quality of those debt securities or the yields those debt securities will achieve. Further, the Fund may invest in debt securities that are not rated by an NRSRO but that the Advisor has determined are of comparable quality to those debt securities that have the minimum rating required by the Fund for that particular type of debt security. The Advisor may misjudge the quality of an unrated debt security, which could have a negative effect on Fund performance.

        Foreign Risks. Investments in foreign debt obligations, even though U.S. dollar-denominated, involve additional risk such as unfavorable political or economic developments, imposition of withholding taxes, seizure of foreign deposits and currency controls or other governmental restrictions that might affect the payment of principal or interest. Furthermore, foreign issuers are generally not subject to financial reporting standards that are comparable to U.S. standards. As long as the Fund holds a foreign security, even though U.S. dollar-denominated, its value could be affected by the value of the local currency relative to the U.S. dollar.

        Municipal Securities. The Fund may invest in municipal securities which can be affected by economic and political events and uncertainties in the market relating to taxation, legislative changes or the rights of municipal security holders.

        Illiquid Security Risk. The Fund may have difficulty valuing or selling illiquid securities at an acceptable price. In particular, there is currently extremely limited liquidity for mortgage-backed securities, and the lack of liquidity for these securities may continue or worsen in the future. In response, the Fund may have to lower the price of its illiquid securities, sell other securities instead or forgo an investment opportunity. Any of these could have a material negative effect on Fund performance.

        Derivative Instruments Risk. A small investment in derivative instruments could have a potentially large impact on the Fund’s performance. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivative instruments can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative instrument held by the Fund will not correlate with the Fund’s other investments.

        Risk/Return. The Fund will generally hold investments with low levels of risk. Therefore, over time the Fund may produce lower returns than investments that carry a higher level of risk. Investors should not consider the Fund alone to be a balanced investment strategy.

Specific Trading Risks

        Absence of Prior Active Market. Although Bear Stearns Current Yield Shares are approved for listing on the AMEX, there can be no assurance that an active trading market will develop and be maintained for the shares.

        Fluctuation of NAV and Indicative Intra-Day Value. NAV and IIV, an approximate per-share value based on the Fund’s portfolio, will fluctuate with changes in the market value of the Fund’s holdings. The market prices of Bear Stearns Current Yield Shares could be influenced by changes in NAV, the IIV and supply and demand in the Secondary Market. Bear Stearns Current Yield Shares may trade below, at or above their NAV and IIV. The Fund does not believe the fact that it is actively managed exacerbates the fluctuation of NAV and IIV, but there is no historical precedent to support this belief and there can be no assurance that the fluctuation will not be exacerbated. Supply and demand forces affecting the Bear Stearns Current Yield Shares in the Secondary Market are expected to be closely related to, but not identical to, the same forces influencing the prices of the underlying investments. Because Bear Stearns Current Yield Shares can be created and redeemed in Creation Units and the IIV of Bear Stearns Current Yield Shares is reported every 15 seconds while the AMEX is open for trading, the Fund believes that the market will not sustain significant premiums or discounts to NAV. In other words, the Bear Stearns Current Yield Shares are expected to closely track the value of the Fund’s portfolio, but there can be no assurance that significant premiums or discounts to NAV will not be sustained. For more information about NAV, see the section of this Prospectus entitled “Determination of Net Asset Value.” For more information about IIV, see the section of this Prospectus entitled “Indicative Intra-Day Value.”

        Please refer to the SAI for a more complete discussion of the risks of investing in Bear Stearns Current Yield Shares.

FUND PERFORMANCE

        The Fund is newly organized and therefore has no performance history as of the date of this Prospectus. The Fund’s performance (before and after taxes) will vary from year to year.

FEES AND EXPENSES

        The table below lists the fees and expenses that you may pay if you buy and hold Bear Stearns Current Yield Shares. The Fund had not commenced operations as of the date of this Prospectus. The other expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending December 31, 2008. For a discussion of the transaction fees associated with the purchase and redemption of Creation Units applicable to Authorized Participants, see the section of this Prospectus entitled “Creation and Redemption of Creation Units — Transaction Fees.”

SHAREHOLDER FEES (fees paid directly from your investment)	None
Fixed Creation/Redemption Fee[1]	$250
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the Fund’s assets)
Management Fees[2]	0.30%
Distribution and/or Service (12b-1) Fees	0.00%[3]
Other Expenses[4]	0.05%
Total Annual Fund Operating Expenses	0.35%

        Investors who buy and sell Bear Stearns Current Yield Shares through brokers or dealers will also incur customary brokerage commissions, dealer mark-ups and mark-downs and other charges. These expenses are not included in the table set forth above.

Example of Expenses for Investors Transacting in Bear Stearns Current Yield Shares

        These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Bear Stearns Current Yield Shares at the end of these periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$36	$113

        These examples are illustrative only and do not represent the Fund’s actual expenses and returns, either past or future. Investors are cautioned that the expenses of frequent trading of Bear Stearns Current Yield Shares in the Secondary Market, in the form of brokerage commissions, market premiums or discounts, or other transaction charges, could exceed investment returns, resulting in economic loss. Additionally, if the Fund invests in another investment company, the Fund’s investors will indirectly bear the Fund’s proportionate share of the fees and expenses paid by that investment company.

        1 A fixed transaction fee equal to $250 is applicable to each creation and redemption transaction, regardless of the number of Creation Units.

        2 The Fund pays the Advisor a single, unified management fee. The Fund compensates the Trustees of the Trust who are not “interested persons” of the Fund (as defined in the Investment Company Act).

        3 The Fund has adopted a Service and Distribution Plan pursuant to which the Fund may bear a Rule 12b-1 fee not to exceed 0.10% per annum of the Fund’s average daily net assets. The Trust’s Board of Trustees has resolved not to authorize the payment of Rule 12b-1 fees prior to March 10, 2009.

        4 Other expenses are based on estimated amounts for the current fiscal year.

CREATION AND REDEMPTION OF CREATION UNITS

        The Fund issues and redeems Bear Stearns Current Yield Shares only in bundles of a specified number of shares. These bundles are known as “Creation Units.” To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker, dealer, bank or other entity that is an Authorized Participant. An “Authorized Participant” is a participant in The Depository Trust Company (“DTC”), which has signed a “Participant Agreement” with the Distributor. Because Creation Units cost at least several million dollars each, it is expected that only large institutional investors will purchase and redeem Bear Stearns Current Yield Shares directly from the Fund in the form of Creation Units. In turn, it is expected that institutional investors who purchase Creation Units will break up their Creation Units and offer and sell individual Bear Stearns Current Yield Shares in the Secondary Market.

        Retail investors may acquire Bear Stearns Current Yield Shares in the Secondary Market (not from the Fund) through a broker or dealer. Bear Stearns Current Yield Shares are listed on the AMEX and are publicly traded. For information about acquiring Bear Stearns Current Yield Shares in the Secondary Market, please contact your broker or dealer. If you want to sell Bear Stearns Current Yield Shares in the Secondary Market, you must do so through your broker or dealer.

        When you buy or sell Bear Stearns Current Yield Shares in the Secondary Market, your broker or dealer may charge you a commission, market premium or discount, or other transaction charge, and you may pay some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Bear Stearns Current Yield Shares you must buy in the Secondary Market. In addition, because transactions in the Secondary Market occur at market prices, you may pay more than NAV (premium) when you buy Bear Stearns Current Yield Shares and receive less than NAV (discount) when you sell those shares.

        The creation and redemption processes set forth below are summaries, and the summaries only apply to shareholders who purchase or redeem Creation Units (they do not relate to shareholders who purchase or redeem Bear Stearns Current Yield Shares in the Secondary Market). Authorized Participants should refer to their Authorized Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

Purchasing Creation Units Directly From the Fund

        The Distributor only processes purchase orders on a day on which the New York Stock Exchange is open for trading (a “Business Day”). The New York Stock Exchange is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. You can purchase Bear Stearns Current Yield Shares directly from the Fund in the form of Creation Units only if you meet the following criteria and comply with purchase transaction procedures specified by the Trust.

        Eligible Investors. To purchase Bear Stearns Current Yield Shares directly from the Fund, you must be an Authorized Participant or you must purchase through a broker, dealer, bank or other entity that is an Authorized Participant. Investors should contact the Distributor for the names of Authorized Participants.

        Creation Units. You must purchase Bear Stearns Current Yield Shares in large blocks, known as “Creation Units.” For the Fund, a Creation Unit is comprised of 50,000 Bear Stearns Current Yield Shares. The number of Bear Stearns Current Yield Shares in a Creation Unit will not change, except in the event of a share split, reverse split or similar revaluation. The Fund may not issue fractional Creation Units.

        Placement of Purchase Orders. The Fund only accepts cash to purchase Creation Units. All purchase orders for Bear Stearns Current Yield Shares must be placed with the Distributor by or through an Authorized Participant. Purchase orders are processed through a manual clearing process run at the DTC (“Manual Clearing Process”). The Distributor will process orders to purchase Creation Units received by U.S. mail, telephone, facsimile and other electronic means of communication by 4:00 p.m., New York time, as long as they are in proper form. Mail is received periodically throughout the day. An order sent by U.S. mail will be opened and time stamped when it is received. If an order to purchase Creation Units is received in proper form by 4:00 p.m., New York time, then it will be processed that day. Purchase orders received in proper form after 4:00 p.m., New York time will be processed on the following Business Day and will be priced at the NAV determined on that day. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day. The Fund defines “proper form” generally as an order (purchase or redemption) received by the Distributor that complies with the Participant Agreement, is timely submitted and is sufficiently complete and clear that the Distributor does not need to exercise any discretion to complete the order.

        The Trust or the Distributor may reject any purchase order that is not submitted in proper form. They may also reject a purchase order if (1) the purchaser or group of purchasers, upon obtaining the Bear Stearns Current Yield Shares ordered, would own 80% or more of the currently outstanding Bear Stearns Current Yield Shares; (2) the acceptance of the purchase order would, in the opinion of counsel, be unlawful; (3) the acceptance of the purchase order would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Fund or the shareholders of the Fund; (4) the value of the purchase amount exceeds a purchase authorization limit extended to an Authorized Participant by the Custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to 4:00 p.m., New York time, on the transmittal date; or (5) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it impractical to process purchase orders.

        The third Business Day after your purchase order is received by the Distributor in proper form, on which DTC is open for business, you must pay for the Creation Units in same-day funds to DTC in an amount equal to the value of the Creation Unit(s) purchased, based on the relevant NAV of the Bear Stearns Current Yield Shares, as described above. Upon payment, the Trust will instruct DTC to credit you with the purchased Bear Stearns Current Yield Shares.

Redeeming Creation Units Directly from the Fund

        The redemption process is essentially the reverse of the purchase process described above. To redeem Bear Stearns Current Yield Shares directly from the Fund, you must be an Authorized Participant or you must redeem through a broker, dealer, bank or other entity that is an Authorized Participant, and you must tender Bear Stearns Current Yield Shares in Creation Units. As with purchases, redemptions are processed through the Manual Clearing Process. A redemption order must be transmitted to the Distributor by U.S. mail, telephone, facsimile or other electronic means permitted under the Participant Agreement. In order to receive the NAV on that day, a redemption order must be received by the Distributor in proper form prior to 4:00 p.m., New York time. Mail is received periodically throughout the day. A redemption order sent by U.S. mail will be opened and time stamped when it is received.

        The Trust or the Distributor may reject any redemption order that is not submitted in proper form. The Trust may not suspend the right of redemption or postpone the date of payment or satisfaction upon redemption for more than seven days, other than (1) any period during which the New York Stock Exchange is closed other than customary week-end and holiday closings, as permitted by the SEC; (2) any period during which trading on the New York Stock Exchange is restricted, as permitted by the SEC; (3) any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to determine its NAV; and (4) for such other periods as the SEC may by order permit for the protection of holders of Bear Stearns Current Yield Shares.

        Redemption proceeds are paid in cash. The third Business Day after a redemption order is received by the Distributor in proper form, on which DTC is open for business, the redeeming Authorized Participant will surrender Bear Stearns Current Yield Shares in an integral number of Creation Units in exchange for a cash amount equal to the relevant NAV of the Bear Stearns Current Yield Shares, as described above, multiplied by the number of Bear Stearns Current Yield Shares redeemed. DTC will make payment to the Authorized Participant in accordance with its normal procedures. In the event the New York Stock Exchange is open for business, but the DTC is not open, the Distributor will accept redemption requests on behalf of the Fund, but the Fund will not be able to make payment on redemption requests on such days. In any event, this should not impact the Fund’s ability to comply with its obligation to satisfy redemption requests within seven days, as described above, because the DTC will normally be open for business on the same days that the New York Stock Exchange is open for business.

Transaction Fees

        A fixed transaction fee equal to $250 is applicable to each creation and redemption transaction, regardless of the number of Creation Units transacted. From time to time, the Fund may waive this fixed transaction fee. When buying or selling Bear Stearns Current Yield Shares in the Secondary Market, investors may be charged a commission or other transaction charges by their broker, and they may pay market premiums or discounts on purchases and sales of the shares.

        The approximate value of one Creation Unit of the Fund as of February 27, 2008 is $5,000,000. Assuming an investment in a Creation Unit of $5,000,000 and a 5.0% return each year, and the Annual Fund Operating Expenses, the total cost would be $18,407 if the Creation Unit is redeemed after one year and $56,757 if the Creation Unit is redeemed after three years. The above examples are illustrative only and do not represent the Fund’s actual expenses and returns, either past or future.

Continuous Offering

        The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur.

        Broker-dealers and other Creation Unit investors are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Bear Stearns Current Yield Shares, and sells the Bear Stearns Current Yield Shares directly to customers, or if it chooses to couple the creation of a supply of new Bear Stearns Current Yield Shares with an active selling effort involving solicitation of Secondary Market demand for Bear Stearns Current Yield Shares.

        A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter. Broker-dealers should also note that dealers who are not “underwriters” but are effecting transactions in Bear Stearns Current Yield Shares, whether or not participating in the distribution of Bear Stearns Current Yield Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the Investment Company Act.

BOOK ENTRY

        Bear Stearns Current Yield Shares are held in book-entry form and no stock certificates are issued. DTC, through its nominee Cede & Co., is the record owner of all outstanding Bear Stearns Current Yield Shares.

        Investors owning Bear Stearns Current Yield Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Bear Stearns Current Yield Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Bear Stearns Current Yield Shares, you are not entitled to receive physical delivery of stock certificates or to have Bear Stearns Current Yield Shares registered in your name, and you are not considered a registered owner of Bear Stearns Current Yield Shares. Therefore, to exercise any right as an owner of Bear Stearns Current Yield Shares, you must rely upon the procedures of DTC and its participants.

        These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form for any publicly-traded company. Specifically, in the case of a shareholder meeting of the Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Bear Stearns Current Yield Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC participant. This gives the DTC participant through whom you own Bear Stearns Current Yield Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the shares, and, in turn, the DTC participant is obligated to follow the voting instructions you provide.

MANAGEMENT

        The Board of Trustees of the Trust is responsible for the general supervision of the Fund. The Board of Trustees appoints officers who are responsible for the day-to-day operations of the Fund.

Investment Advisor

        The Advisor, Bear Stearns Asset Management, Inc., oversees the performance of the Fund, but does not exercise day-to-day oversight over the Fund’s service providers. The Advisor is responsible for overseeing the management of the investment portfolio of the Fund. These services are provided under the terms of an Investment Advisory Agreement dated December 17, 2007 (the “Investment Advisory Agreement”) between the Trust and the Advisor, pursuant to which the Advisor receives an annual unified management fee equal to 0.30% of the Fund’s average net assets, which is accrued daily and paid monthly.

        Bear Stearns Asset Management, Inc. is a wholly-owned subsidiary of The Bear Stearns Companies Inc. and was established in 1984. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading U.S. investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. Bear Stearns Asset Management, Inc. is a registered investment advisor with aggregate assets under management at December 31, 2006 of approximately $41.43 billion, and is located at 237 Park Avenue, New York, New York 10017.

        A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement will be available in the Trust’s first annual report to shareholders.

        The Advisor and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund also may invest. The Advisor does not use inside information in making investment decisions on behalf of the Fund.

Portfolio Manager

        Scott Pavlak, CFA, Senior Managing Director, Head of Fixed Income and a Senior Portfolio Manager at the Advisor, is responsible for the day-to-day management of the Fund’s investments. Mr. Pavlak joined Bear, Stearns & Co. in 1990 and has been with the Advisor since 1992. He is responsible for the Advisor’s traditional strategies that include Cash, Enhanced Cash, Short-Term, Intermediate, Core and Core-Plus, as well as stand-alone strategies that include Investment Grade Credit, High Yield, Mortgage-Backed, Liability-Driven Investing (LDI) and Emerging Market Debt.  At the Advisor, Mr. Pavlak has been instrumental in developing new investment products and fixed income strategies, predominantly in the short and intermediate maturity spectrum. In addition, his experience includes managing portfolios for states and municipalities, Taft-Hartley clients, Fortune 500 companies and central banks. Prior to joining Bear Stearns, Mr. Pavlak was a Vice President and Senior Investment Officer at Beechwood Securities, specializing in fixed income and options strategies as the organization’s Registered Options Principal. He earned a BS in Finance from Fairleigh Dickinson University and earned an MBA in Finance and Economics from the Stern School of Business at New York University. Mr. Pavlak is a member of the CFA Institute (formerly AIMR) and the New York Society of Security Analysts, Inc. Mr. Pavlak is a CFA charterholder.

        Please refer to the SAI for a more complete discussion of the portfolio manager, including his compensation, other accounts managed by him, and his ownership of securities in the Fund.

OTHER SERVICE PROVIDERS

        The Bank of New York, located at One Wall Street, New York, New York 10286, serves as the Fund’s Administrator, Custodian and Transfer Agent.

        Foley & Lardner LLP, located at 90 Park Avenue, New York, New York 10016, serves as special regulatory counsel to the Trust and the Fund.

        Kramer Levin Naftalis & Frankel LLP, located at 1177 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust and the Fund.

        Hughes Hubbard & Reed, LLP, located at One Battery Park Plaza, New York, New York 10004-1482, serves as independent legal counsel.

        ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the Fund’s distributor.

        Deloitte & Touche LLP, located at 1700 Market Street, 24th Floor, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm.

SHAREHOLDER INFORMATION

        Investors may acquire Bear Stearns Current Yield Shares in the Secondary Market through a broker or dealer. In the Secondary Market, there is no minimum share amount you must buy or sell, with the result that you may purchase or sell as little as one Bear Stearns Current Yield Share. Once purchased either in Creation Units or in the Secondary Market, the Bear Stearns Current Yield Shares would qualify as margin borrowing collateral.

        When you buy or sell Bear Stearns Current Yield Shares in the Secondary Market, your broker will normally charge you a commission or other transaction charges and you may pay market premiums or discounts on purchases and sales of the shares. For information about buying and selling Bear Stearns Current Yield Shares in the Secondary Market, please contact your broker or dealer.

FREQUENT TRADING

        The Fund has not adopted market timing policies and procedures, and does not impose any restrictions on the frequency of purchases and redemptions of Creation Units directly with the Fund. In determining not to adopt market timing policies and procedures, the Board of Trustees noted that the Fund is expected to be attractive to active institutional and retail investors interested in buying and selling Bear Stearns Current Yield Shares on a short-term basis. In addition, the Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at net asset value per share in Creation Units and the Fund’s shares may be purchased and sold in the Secondary Market at prevailing market prices. Given this structure, the Board determined that the risks of frequent trading were less than in the case of a traditional mutual fund. This policy does not affect the Fund’s right to reject any purchase request. The Fund reserves the right to modify this policy at any time as the Board of Trustees may deem fit, and as may be required by regulatory requirements.

        The Board of Trustees has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Fund. The officers of the Trust will report to the Board of Trustees any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board of Trustees may reconsider its decision not to adopt market timing policies and procedures.

SERVICE AND DISTRIBUTION PLAN

        ALPS Distributors, Inc. serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a Secondary Market in Bear Stearns Current Yield Shares.

        The Board of Trustees of the Trust has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.10% of its average daily net assets each year for certain distribution-related activities. The Trust’s Board of Trustees has resolved not to authorize the payment of Rule 12b-1 fees prior to March 10, 2009.

        No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time they will increase the cost of your investment, and they may cost you more than certain other types of sales charges.

        The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE

        The NAV of the Bear Stearns Current Yield Shares is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. Interest and investment income on the Trust’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

        In calculating NAV, the Fund’s investments are valued using market quotations when available. Short-term debt securities held by the Fund with a remaining maturity of 60 days or less are valued at amortized cost, and short-term debt securities with 61 days or more to maturity are valued based on a price quotation or other equivalent indication of value supplied by a market maker or other appropriate source. When market quotations are not readily available or are deemed unreliable, investments are valued using fair value pricing as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Investments that may be valued using fair value pricing include, but are not limited to: (1) securities that are not actively traded, including “restricted” securities and securities received in private placements for which there is no public market; (2) securities of an issuer that becomes bankrupt or enters into a restructuring; (3) securities whose trading has been halted or suspended; (4) over-the-counter derivative securities; and (5) fixed income securities that have gone into default and for which there is no current market quotation. In addition, the Advisor may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which the Fund’s NAV is calculated.

        The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations. If the Fund invests in other open-end management investment companies registered under the Investment Company Act, it may rely on the net asset values of those companies to value the shares it holds of them. Those companies may also use fair value pricing under some circumstances.

        Valuing the Fund’s investments using fair value pricing results in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate NAV and the prices used to determine the IIV, which could result in the market prices for Bear Stearns Current Yield Shares deviating from NAV.

        The NAV is calculated by the Administrator and Custodian and determined each Business Day as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m., New York time).

INDICATIVE INTRA-DAY VALUE

        The approximate value of the Fund’s investments on a per-share basis, the Indicative Intra-Day Value, is disseminated by the AMEX every 15 seconds during hours of trading on the AMEX. The IIV should not be viewed as a “real-time” update of NAV because the IIV may not be calculated in the same manner as NAV, which is computed once per day.

        An independent third party calculator calculates the IIV during hours of trading on the AMEX by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Bear Stearns Current Yield Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use matrix pricing, contemporaneous quotations or other methods that would be considered appropriate for pricing fixed-income securities held by registered investment companies.

        The Fund provides the independent third party calculator with information to calculate the IIV, but the Fund is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.

DIVIDENDS AND DISTRIBUTIONS

        The Fund accrues income and expenses daily and pays the net amount accrued during each month to holders as of the last Business Day of each month. Monthly distributions are comprised of income accrued on the Fund’s assets less expenses (“Net Income”). The Fund anticipates that most of its dividends will consist of ordinary income, which includes realized net short-term capital gain.

        It is the Fund’s intention to distribute substantially all of its Net Income over the course of the year. If, for any distribution, the Fund’s Net Income is less than the amount of the distribution, the difference could result in a return of capital to investors for tax purposes.

        Net long-term and short-term capital gains are distributed at least annually. It is anticipated that most of the Fund’s capital gains will be short-term capital gains.

        All distributions are paid in cash and are made to record holders. Record holders pass through the distributions on a pro rata basis to the underlying beneficial owners, if any. Distributions are subject to federal taxes.

TAXES

        The following discussion is intended as general information only; it is not a complete analysis of the federal tax implications of an investment in the Fund. Because each person’s tax situation is unique, you should consult your own tax advisor with regard to the federal, state and local tax consequences of the purchase, ownership, exchange and redemption of Bear Stearns Current Yield Shares. The following description of tax consequences does not address the tax treatment of foreign persons (entities that are not organized under the laws of the U.S. or a political subdivision thereof, and individuals who are neither a citizen nor resident of the U.S.) or shareholders holding Bear Stearns Current Yield Shares through tax-advantaged accounts (such as IRAs), and does not address any tax consequences other than U.S. federal income tax consequences. The applicable tax laws affecting the Fund and its shareholders are subject to change, including retroactive change.

        Distributions from the Fund’s net ordinary income and from the Fund’s net short-term capital gains, if any, are taxable to shareholders as ordinary income. Distributions from the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held the Bear Stearns Current Yield Shares and whether or nor the distributions are reinvested in additional Bear Stearns Current Yield Shares. Distributions from the Fund do not qualify for the lower tax rates applicable to “qualified dividend income.” In general, distributions are subject to federal income tax in the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

        “Backup withholding” may be imposed on distributions and redemption proceeds paid to a shareholder who has failed to provide a correct taxpayer identification number.

        Any capital gain or loss recognized upon a sale of Bear Stearns Current Yield Shares is generally treated as a long-term gain or loss if the Bear Stearns Current Yield Shares have been held for more than one year. Any capital gain or loss recognized upon a sale of Bear Stearns Current Yield Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Bear Stearns Current Yield Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Bear Stearns Current Yield Shares.

        After the end of each year, the Fund, in the case of an Authorized Participant, or your broker or dealer, in the case of another investor, will provide you with information about the dividends and distributions you received. If you do not provide the Fund or your broker or dealer with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your dividends, distributions and redemption proceeds.

        See the SAI for a more complete discussion of the tax consequences of investing in the Fund.

CODE OF ETHICS

        The Trust, the Advisor and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The codes are on file with the SEC and are available to the public.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

        The Advisor maintains a website for the Fund at www.yyyfund.com. The website for the Fund contains the following information, on a per-share basis, for the Fund: (1) the prior Business Day’s NAV; (2) the reported mid-point of the bid-ask spread at the time of NAV calculation (“Bid-Ask Price”); (3) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (4) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Bear Stearns Current Yield Shares on the AMEX, the Fund will disclose on its website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the Fund’s calculation of NAV at the end of the Business Day.

        See the SAI for a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings.

OTHER INFORMATION

        The Fund is not sponsored, endorsed, sold or promoted by any NRSRO or the AMEX. The NRSROs and the AMEX make no representation or warranty, express or implied, to the owners of Bear Stearns Current Yield Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The NRSROs and the AMEX have no obligation or liability in connection with the administration, marketing or trading of the Fund. American Stock Exchange® and AMEX® are registered service/trademarks of the American Stock Exchange LLC.

        For purposes of the Investment Company Act, the Fund is a registered investment company, and the acquisition of Bear Stearns Current Yield Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the Investment Company Act is subject to the restrictions of Section 12(d)(1) of the Investment Company Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

        Bear Stearns & Co., an affiliate of the Advisor, will act as an Authorized Participant for the Fund, under terms and conditions that are substantially similar to those between the Distributor and the other Authorized Participants not affiliated with the Advisor. The Participant Agreement between Bear Stearns & Co. and the Distributor was negotiated at arms-length, and was subject to the approval of the Trust’s Board of Trustees.

FINANCIAL HIGHLIGHTS

        The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

Bear Stearns Active ETF Trust

Mailing Address
237 Park Avenue
New York, New York 10017

Telephone
1-866-YYY-9160

Website
www.yyyfund.com

For More Information

If you would like more information about Bear Stearns Active ETF Trust, the Bear Stearns Current Yield Fund and the Bear Stearns Current Yield Shares, the following documents are available free upon request.

Annual and Semiannual Reports to Shareholders: Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports to shareholders.

Statement of Additional Information: The SAI for the Fund provides additional information about the Trust, the Fund and the Bear Stearns Current Yield Shares. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this Prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, to request additional information about the Trust, the Fund or the Bear Stearns Current Yield Shares or to make shareholder inquiries, please contact us by mail or telephone or visit our website.

Information Provided by the SEC: You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC’s website (www.sec.gov), or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Investment Company Act File No. 811-22038.